UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 12, 2017

CorEnergy Infrastructure Trust, Inc.
 (Exact Name of Registrant as Specified in Its Charter)

Maryland	1-33292	20-3431375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Walnut, Ste. 3350, Kansas City, MO	64106
(Address of Principal Executive Offices)	(Zip Code)

(816) 875-3705
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 12, 2017, CorEnergy Infrastructure Trust, Inc. (the “Company”) entered into an Underwriting Agreement with Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”) relating to the issuance and sale of up to 2,800,000 depositary shares, each representing 1/100th of a share of the Company’s 7.375% Series A Cumulative Redeemable Preferred Stock, par value $0.001 per share, as well as an additional 420,000 shares depositary shares issuable to the Underwriters pursuant to an over-allotment option.  The price to the public in the offering was $25.00 per share.  The Company’s gross proceeds from the offering are expected to be $70 million, before deducting underwriting discounts and other estimated offering expenses.  The offering is expected to close on or about April 18, 2017, subject to the satisfaction of customary closing conditions.  The Underwriting Agreement contains customary representations, warranties and covenants by the Company.  It also provides for customary conditions to closing, indemnification rights, other obligations of the parties thereto and termination provisions.

The offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration Statement No. 333-209045) and a prospectus supplement thereto.

The foregoing summary of the terms of the Underwriting Agreement is only a brief description of certain terms therein, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by the full Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On April 12, 2017, the Company issued a press release announcing the pricing of the offering.   The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement dated April 12, 2017, by and between CorEnergy Infrastructure Trust, Inc. and Wells Fargo Securities, LLC, as representatives of several underwriters named therein

5.1	Opinion of Venable LLP as to the legality of the registered securities

5.2	Opinion of Husch Blackwell LLP as to the legality of the registered securities

8.1	Opinion of Husch Blackwell LLP relating to tax matters

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Husch Blackwell LLP (included in Exhibit 5.2 and Exhibit 8.1)

99.1	Press Release dated April 12, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORENERGY INFRASTRUCTURE TRUST, INC.

Dated: April 12, 2017	By:	/s/ Rebecca M. Sandring
Rebecca M. Sandring
Secretary

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement dated April 12, 2017, by and between CorEnergy Infrastructure Trust, Inc. and Wells Fargo Securities, LLC, as representatives of several underwriters named therein

5.1	Opinion of Venable LLP as to the legality of the registered securities

5.2	Opinion of Husch Blackwell LLP as to the legality of the registered securities

8.1	Opinion of Husch Blackwell LLP relating to tax matters

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Husch Blackwell LLP (included in Exhibit 5.2 and Exhibit 8.1)

99.1	Press Release dated April 12, 2017